UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2017

Floor & Decor Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38070 (Commission File Number)	27-3730271 (IRS Employer Identification No.)

2233 Lake Park Drive Smyrna, GA	30080
(Address of principal executive offices)	(Zip Code)

(404) 471-1634

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b—2 of the Securities Exchange Act of 1934 (§ 240.12b—2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02                                           Results of Operations and Financial Condition.

On July 17, 2017, Floor & Decor Holdings, Inc. (the “Company”) filed with the Securities and Exchange Commission a Registration Statement on Form S-1 relating to a proposed secondary offering of its Class A common stock (the “Registration Statement”) and issued a press release announcing the launch of the proposed offering. The Registration Statement and press release contained the Company’s preliminary financial results as of and for the thirteen weeks ended June 29, 2017.  These preliminary financial results are based upon the Company’s current estimates and subject to completion of financial and operating closing procedures as of and for the thirteen weeks ended June 29, 2017. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such filing.

Item 7.01              Regulation FD Disclosure.

The information contained in Item 2.02 of this current report on Form 8-K, including Exhibit 99.1, is by this reference incorporated in this Item 7.01.

The information disclosed under this Item 7.02 is being furnished and shall not be deemed “filed” for purposes of Section 18, or otherwise regarded as filed under, the Exchange Act and shall not be deemed incorporated by reference into any filing made under the Securities Act, except as expressly set forth by specific reference in such filing.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                                                                 Exhibits:

Exhibit Number	Description

99.1	Press Release, dated July 17, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOOR & DECOR HOLDINGS, INC.

Date: July 17, 2017	By:	/s/ David V. Christopherson
	Name:	David V. Christopherson
	Title:	Senior Vice President, Secretary and General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated July 17, 2017